EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                  AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002


         In connection with the Quarterly Report of MIAD Systems Ltd. (the "Company") on Form 10-QSB for the period ended December 31,2003 as filed with the Securities and Exchange Commission (the "Report"), I,Michael A. S. Green of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.





Date:  February 18, 2004            By:  /s/ Michael A. S. Green
       -----------------                 -----------------------
                                         Title: Chief Executive Officer and
                                                Acting Chief Financial Officer